Exhibit 10.32

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

FIRST AMENDMENT TO DEVELOPMENT AND SUPPLY AGREEMENT

THIS FIRST AMENDMENT TO DEVELOPMENT AND SUPPLY AGREEMENT (this “First Amendment”“) is entered into as of the 28th day of March, 2014 by and between K-V Pharmaceutical Company (“KV”) and Hospira Worldwide, Inc. (“Hospira”) to amend the terms of that certain Development and Supply Agreement between Hospira and Hologic, Inc. dated September 17, 2009 which was subsequently assigned to KV by Hologic (the “Agreement”‘).

Whereas, KV and Cytyc Prenatal Products Corp., a wholly owned subsidiary of Hologic entered into an Asset Purchase Agreement dated January 16, 2008, and as subsequently amended, (collectively, the “APA”) pursuant to which KV agreed to purchase the worldwide rights to the product Gestiva (now known as Makena) (hydroxyprogesterone caproate injection) and its related assets; and

Whereas, In connection with the APA, KV agreed to assume the Agreement; and

Whereas, Hologic notified Hospira of such assignment in accordance with Section 12.5 of the Agreement by letter dated February 10, 2011 from Mr. Robb Hesley, Vice President, Business Development, Hologic to Mr. Cacich, VP & GM Contract Manufacturing Services, Hospira; and

Whereas, Hospira and KV have continued to perform their respective obligations under the Agreement since such assignment; and

Whereas, KV assumed the Agreement in connection with its bankruptcy proceedings jointly administered under Case No. 12-13346 in the United States Bankruptcy Court for the Southern District of New York; and

Whereas, Hospira has confirmed its intention to continue to perform under the Agreement by letter dated September 11, 2013 from Mr. Kevin Orfan, Vice President, One 2 One (Hospira) to Mr. Daniel Thompson, Chief Compliance Officer and Vice President Business Development, KV; and

Whereas, Hospira and KV mutually desire to amend the terms of the Agreement to reflect, among other items, the development of a [***] Product (as hereinafter defined), the pricing for the [***] Product and the minimum purchase requirements with respect to the Product and the [***] Product.

Now, therefore in consideration of the mutual promises and agreements contained herein, the parties agree to amend the Agreement as follows:

1.                            Incorporation of the Agreement.  All capitalized terms which are not defined herein shall have the same meanings as set forth in the Agreement, and the Agreement is incorporated herein by this reference as though the same was set forth in its entirety.  Except as specifically set forth herein, the Agreement shall remain in full force and effect and its provisions shall be binding on the parties hereto.

2.                            Transfer of Agreement to KV.  The parties hereby recognize the transfer of the Agreement from Hologic to KV.  All references to Hologic shall now refer to KV.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

3.                            Definitions.

3.1                     The definition of “Product” is revised as follows:

•                  “Product” shall mean the Drug in final dosage form, filled in a [***] vial, including labeling and secondary packaging meeting the Product Specifications.

3.2                     The following definitions are added to the Agreement:

a.              “[***] Product” shall mean the Drug in final dosage form, filled in a [***] vial, including labeling, and secondary packaging meeting the [***] Product Specifications.

b.              “[***] Product Specifications” shall mean the Product Specifications for the [***] Product.

c.               “Submission Batches” shall mean the manufacture of [***] registration batches of the [***] Product manufactured under GMP conditions that meet the [***] Product Specifications as demonstrated by internal testing and as set forth in Exhibits 3 and 4 to this First Amendment.

d.              “Target Date” is August 28, 2014, the date by which Hospira must complete the Submission Batches.  The Parties shall revise the Target Date to reflect any additional time needed to address (i) any change in the assumptions set forth on Exhibit 3; (ii) any delay resulting from the action, inaction or negligence of KV; and/or or (iii) any delay due in no fault to either party.  Notwithstanding the foregoing, the Target Date shall not be revised if such delay is caused by the actions, inaction or negligence of Hospira.

4.                            Addition of [***] Product to the Agreement.  Except as otherwise set forth herein, the Agreement shall be amended to include the [***] Product when the term “Product” is referenced, including by way of example and not of exclusion:

•                  Article 4 shall apply to the [***] Product and [***] Project;

•                  Article 5 shall apply to the [***] Product and [***] Project except as amended below;

•                  Article 6 shall apply to the [***] Product and [***] Project except as amended below;

•                  Article 7 shall apply to the [***] Product and [***] Project;

•                  Article 8 shall apply to the [***] Product and [***] Project;

•                  Article 9 shall apply to the [***] Product and [***] Project;

•                  Article 10 shall apply to the [***] Product and [***] Project except as amended below; and

•                  Article 11 shall apply to the [***] Product and [***] Project;

•                  Article 12 shall apply to the [***] Product and [***] Project.

For purposes of the [***] Project, Articles 2 and 3 of the Agreement shall be deleted in their entirety and replaced as set forth in Sections 5 and 6 below.

5.                            Article 2, Development Program.

•                  [***] Project.  The activities set forth in Article 2 of the Agreement regarding the Project have been completed.  The parties agree promptly after the Effective Date of this First Amendment (as set forth in Section 11) to undertake a product development project to develop the [***] Product consisting of the development activities set forth in Exhibits 3 and 4 attached hereto (the “[***] Project”).  As set forth in the [***] Project, Hospira shall assist KV in the development of the [***] Product and in obtaining an approved FDA filing for the

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[***] Product.  Subject to the approval of the applicable Regulatory Authorities, Hospira shall manufacture and deliver [***] Product to KV for sale by KV as a human pharmaceutical.  The current scope of the [***] Project is a flip top vial presentation.  Each party shall use its commercially reasonable efforts to successfully complete the [***] Project.  However, the parties agree and understand that neither party hereto guarantees that the [***] Project will be successful, nor warrants or guarantees that a marketable [***] Product will result from the [***] Project.

•                  [***] Project.  KV and Hospira agree that Hospira will not develop a [***] presentation of the Product.

6.                            Article 3, Payment for Hospira’s Development Efforts.  To reimburse Hospira for its efforts in the [***] Project, KV shall pay to Hospira a nonrefundable development fee of [***] (the “[***] Development Fee”); provided such amount shall adjust as set forth in the Agreement (as amended hereby) in the event of early termination in accordance with the terms and conditions of the Agreement (as amended hereby).  The [***] Development Fee shall be paid to Hospira in accordance with the payment schedule set forth in Exhibit 4.  KV has already paid [***] of the [***] Development Fee which is noted in Exhibit 4.  In addition to the [***] Development Fee, KV shall pay to Hospira a development incentive fee as set forth in the schedule in Exhibit 4 (the [***] Development Incentive Fee”) in the event that Hospira completes the Submission Batches prior to the Target Date.  If earned by Hospira, KV shall pay the [***] Development Incentive Fee to Hospira in accordance with the payment schedule in Exhibit 4.  For the avoidance of doubt, Sections 3.2, 3.3 and 3.4 of the Agreement shall also apply to the [***] Project.

7.                            Article 5, Manufacture and Supply of Product.  Article 5 shall apply to the Product and the [***] Product subject to the following revisions:

•                  Section 5.1 Purchase and Sale of Product is hereby deleted in its entirety and replaced with the following:

5.1 Purchase and Sale of Product.  Pursuant to the terms and conditions of this Agreement and for the duration of this Agreement, Hospira shall manufacture, sell and deliver Product and [***] Product to KV for sale in the United States.

•                  Section 5.8(a) Price is hereby deleted in its entirety and replaced with the following:

Hospira shall invoice KV for Product and [***] Product delivered by Hospira at the prices set forth below.  These prices are for United States vial Product and [***] Product presentations only.  Prices are firm through December 31, 2014.  Beginning on January 1, 2015, and on each succeeding January 1 during the term hereof, Hospira may increase the prices of the Product and the [***] Product by giving KV no less than [***] days’ written notice of such price change.  Price increases shall be effective for orders for Product and [***] Product filled after January 1 of each calendar year.  Such increases shall not exceed the [***].  For the sake of clarity, the Product Price includes bulk packaging (i.e. case and pallet) of the Product.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Table 1

Year	[***] Vial	[***] Vial
[***]	[***]	[***]

•                  Section 5.8(b) Payment is hereby deleted in its entirety and replaced with the following:

Hospira shall invoice KV upon shipment of Product and [***] Product.  KV shall make payment net [***] days from the date of Hospira’s invoice.

8.                            Section 6.3. Minimum Purchase Requirement.  Section 6.3 is deleted in its entirety and replaced with the following:

6.3                               Minimum Purchase Requirements.

(a)                                 Provided the following conditions have been met: a) KV obtains an approved FDA filing covering the [***] Product that allows its commercial sale by KV; b) FDA has approved Hospira as a manufacturer of the [***] Product; and c) Hospira is able to manufacture and release the [***] Product for commercial sale by KV (collectively, the “[***] Product Approval”), the following minimum purchase requirements shall apply:

i.                  During the calendar year in which the [***] Product Approval takes place (the “Partial Time Period”), KV agrees to purchase at least the pro rata amount of a minimum purchase requirement of [***] of Product and/or [***] Product (“Pro Rata Amount”) (as way of example only, if the [***] Product Approval occurs on July 1, 2015, the Pro Rata Amount that KV must make for the Partial Time Period will be [***].  If KV has not purchased the Pro-Rata Amount during such Partial Time Period, then within [***] days after the end of the Partial Time Period, Hospira shall invoice KV the difference between the Pro Rata Amount and the amount of Product and [***] Product purchased for such time period (the “Pro-Rata Minimum Payment”), noting that KV’s purchases may be purchases of (i) all Product, (ii) all [***] Product; or (iii) a combination of both.  Such invoice shall be payable within [***] days after issuance.

ii.               Provided the [***] Product Approval occurs before the end of calendar year 2015, KV agrees to purchase at least [***] of Product and/or [***] Product combined (“Annual Amount”) in calendar year 2016.  If the [***] Product Approval does not occur until calendar year 2016 then the Annual Amount shall be prorated as set forth in Section 6.3(a)(i) above.  If KV has not purchased the Annual Amount during the 2016 Calendar Year, then within [***] days following the end of the 2016 Calendar Year, Hospira shall invoice KV the difference between the Annual Amount and the amount of Product and [***] Product purchased for such time period (the “Annual Minimum Payment”); noting that KV’s purchases may be purchases of (i) all Product, (ii) all [***] Product; or (iii) a combination of both.  Each such invoice shall be payable within [***] days after issuance.

iii.            The Pro-Rata Minimum Payment and the Annual Minimum Payment described above shall be determined for such time period by the amount of Product and [***] Product purchased by KV (meaning such Product and/or [***] Product has been paid for by KV to Hospira during the applicable time

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

period).  Provided however, in the event KV’s purchases are less than the Pro-Rata Minimum Payment or the Annual Minimum Payment as a result of a manufacturing yield causing the orders to be fulfilled at less than the amount ordered, the Pro-Rata Minimum Amount and the Annual Minimum Amount shall be reduced accordingly.

(b)                                 KV will only be obligated to the minimum purchase requirements under Section 6(a) above as long as: (a) the FDA has not suspended or revoked the NDA and/or orphan designation for the Product and/or [***] Product; (b) there has been no material change in the safety or efficacy for the Product and/or [***] Product; (c) there has been no material change in KV’s ability to commercialize the Product or [***] Product as a result of an FDA action; (d) the Product and [***] Product conform in all respects to their respective specifications and are not otherwise adulterated; and (e) Hospira has not exercised its right to terminate the manufacture of the Product or [***] Product in accordance with the terms specified in Section 10.2 of the Agreement (as amended hereby).

9.                            Product Take or Pay for Calendar Year [***].  For calendar year [***], Hospira shall manufacture the Product for KV only if KV submits a forecast and a purchase order to Hospira on or before [***] for [***] of the Product for delivery during calendar year [***].

10.                     Section 10.1, Term.  Section 10.1 is hereby deleted in its entirety and replaced with the following:

10.1 Term.  This Agreement shall commence on the Effective Date and, unless earlier terminated as provided below, shall expire (i) with respect to the manufacture of [***] Product on December 31, [***] (specifically, Hospira will not fill any [***] Product after December 31, [***], although labeling or other secondary packaging of vials filled near the end of [***] may extend into [***]); (ii) if KV has not submitted a forecast and purchase order for [***] of Product on or before September 30, [***] in accordance with Section 9 above, then on December 31, [***]; and (iii) if KV has exercised its option to purchase [***] of Product during calendar year [***] in accordance with Section 9 above, then on December 31, [***].

11.                     Section 10.2, Termination of Product Development Project.  Section 10.2 is hereby deleted in its entirety and replaced with the following:

10.2 Termination of [***] Project.  Hospira may terminate the [***] Project upon [***] days prior written notice to KV if Hospira determines in good faith that the development of the [***] Product is not technically feasible.  KV may terminate the [***] Project upon [***] days prior written notice to Hospira if KV determines in good faith that the development of the [***] Product is not commercially feasible.  If the [***] Project is terminated by either party, Hospira shall advise KV of Hospira’s actual development costs on the [***] Project incurred prior to such termination.  KV shall pay Hospira for all reasonable and documented development costs incurred to the date the termination notice is received.

12.                     Orphan Drug Status.  KV represents, and Hospira recognizes, that (i) FDA approved the Product on February 3, 2011 for an orphan indication; and (ii) at the time of such approval, KV received seven years of exclusivity under the Orphan Drug Act for the Product.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

13.                     Recitals.  The third recital shall be deleted in its entirety to reflect the semi-exclusive relationship contemplated herein between the Parties for Hospira to manufacture and supply and for KV to purchase and distribute the Product and [***] Product.

14.                     Effective Date.  The amendment to the Agreement contemplated by this First Amendment shall be deemed effective as of the date first written above upon the full execution of this First Amendment and without any further action required by the parties hereto.  There are no conditions precedent or subsequent to the effectiveness of this First Amendment.

15.                     Counterparts.  This First Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.  One or more counterparts of this First Amendment may be delivered by facsimile or by e-mail of a “.pdf” format data file, with the intention that delivery by such means shall have the same effect as delivery of an original counterpart thereof.

[Signature page follows]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

IN WITNESS WHEREOF, the parties hereto have duly executed this First Amendment as of the date first above written.

HOSPIRA WORLDWIDE, INC		KV PHARMACEUTICAL CO.

By	/s/ Kevin Orfan	By	/s/ Thomas McHugh

Name	Kevin Orfan	Name	Thomas McHugh
	(type or print)		(type or print)

Title	Vice President, One 2 One	Title	CFO

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit 3

[***] Project Development Activities

Assumptions.  In the event of any changes to any of the assumptions set forth below, the Target Date shall be revised according to the terms of the First Amendment.

•                  Container/Closure.  The container/closure for the [***] Product will be a [***]-[***] treated vial with a [***] finish.  The stopper for the [***] Product will be made of the same material as is used with the Product.

•                  [***] Line.  Hospira will fill the [***] Product on Line [***] at [***]

•                  Batch Runs.  Hospira shall run the following batches:

Item	Description	Batch Size
1	[***] - Engineering Batches	[***]L per batch - only fill ~ [***] units Bulk Package
2	[***] - Submission Batches	[***]L per batch - only fill ~ [***] units Bulk Package
3	[***] - Process Validation Batches	[***]L per batch - only fill ~ [***] units Bulk Package
4	[***] - Engineering Package Run	Approximately [***] units

•                  Stability Testing.  Hospira shall conduct [***] month stability testing on the [***] Submission Batches at [***] month time points ([***] orientation) and [***] month time points ([***] orientation) Hospira shall conduct the stability testing on the [***] Submission Batches concurrently.  KV shall submit its regulatory submission based on [***] month stability data.

•                  Commercial Packaging.  Commercial packaging shall consist of [***] unit cartons per [***] shelf carton to be priced separately.

Schedule - Project milestones, costs, durations, start dates and invoice amounts/dates are set forth on Exhibit 4.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit 4

Development Costs payable to Hospira
Project milestones, costs, durations, start dates and invoice schedule and amounts

Description	Cost	Target / Completion Date	Invoicing Schedule	Invoice Amount
Project Initiation	$ [***]	[***]	$[***] will be paid specifically for the Kickoff meeting on 15Jan14 per the 9Jan14 Letter Agreement.	$[***]*
		Upon execution of this Amendment	The remainder ($[***]) will be invoiced upon execution of this Amendment	$[***]

Analytical / Microbial Development	$[***]	Upon execution of this Amendment	50% upon execution of this Amendment	$[***]
		[***]	50% upon both parties’ approval of the control monograph	$[***]

Engineering Batch ([***])	$[***], $[***] has been paid for initial purchase of Seals/Stoppers/ vials	[***]	100% upon fill	$[***]

Submission Batches ([***])**	$[***] ($[***] completion of each Submission Batch)	Target Date (subject to revision as set forth in the Agreement, as amended hereby)	100% upon batch acceptance or completion of t=0 stability test	$[***]
Process Validation	$[***]	[***]	50% upon both parties’ approval of protocols (VPP)	$[***]
		[***]	50% upon both parties’ approval of reports (VPPR)	$[***]

Regulatory Filing	$[***]	[***]	100% upon submission by KV Pharma to the Regulatory Authority	$[***]

Packaging Engineering Run	$ [***]	[***]	100% upon completion	$[***]

Commercialization***	$ [***]	[***]	100% upon both parties’ approval of First Lot to Stock and Commercialization achieved.	$[***]

Development Stability Testing ([***] batches tested concurrently)	$[***] For the avoidance of doubt, this payment is for the stability testing of all [***] batches collectively, and not per batch	[***]	Payment due upon each time point during the stability testing period: [***] months ([***] orientation) and [***] month time points ([***] orientation)	$[***] (x[***]) + final payment of $[***] upon completion of [***] months stability

Total	$[***]			$[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

* Amount already paid per Letter Agreement dated January 9, 2014

**[***].

*** “Commercialization” shall be deemed achieved once KV has received [***] Product Approval (as that term is defined in the First Amendment) to sell the [***] Product in the United States.

Development Incentive

Description	Incentive	Completion Date	Invoicing Schedule	Invoice amount
Submission Batches ([***])	$[***]	[***]	50% upon the [***] batch acceptance; 50% upon Commercialization as defined above	$[***]; $[***]
Submission Batches ([***])	$[***]	[***]	50% upon the [***] batch acceptance; 50% upon Commercialization as defined above	$[***]; $[***]
Submission Batches ([***])	$[***]	[***]	50% upon the [***] batch acceptance; 50% upon Commercialization as defined above	$[***]; $[***]
Submission Batches ([***])	$[***]	[***]	50% upon the [***] batch acceptance; 50% upon Commercialization as defined above	$[***]; $[***]